UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2010

GENERAL EMPLOYMENT ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois		60181
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Entry into Asset Purchase Agreement

On June 2, 2010, effective as of June 1, 2010, General Employment Enterprises, Inc., an Illinois corporation, and its wholly-owned subsidiary, Triad Personnel Services, Inc., an Illinois corporation (together, the “Company”), entered into and closed an Asset Purchase Agreement, with On-Site Services, Inc., a North Carolina corporation (“On-Site”), and Thomas Bean (the “Asset Purchase Agreement”).  Pursuant to the terms of the Asset Purchase Agreement, the Company acquired certain assets of On-Site, including customer lists, comprising On-Site’s services business, which is operated from its offices in Florida and provides labor and human resource solutions, including temporary staffing, human resources and payroll outsourcing services, labor and employment consulting and workforce solutions.

Pursuant to the Asset Purchase Agreement, the Company agreed to, upon approval of an additional listing application by the NYSE Amex Stock Exchange, issue $600,000 in shares of its common stock, no par value per share (“Common Stock”), to On-Site.   The shares of Common Stock will be issued in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

Under the Asset Purchase Agreement, if the aggregate EBITDA of the business acquired (the “EBITDA”) meets certain targets over the next four years, the Company will be required to make earn-out payments to On-Site totaling up to $1,020,000, $600,000 of which is payable in cash and $420,000 of which is payable in cash or Common Stock, or any combination thereof, in the Company’s sole discretion.  The earn-out payments consist of: (i) biannual payments of $75,000 in cash for the next four years if the business acquired meets an EBITDA target of $125,000 for the first six-month period, and/or EBITDA targets that increase by $125,000 every six months thereafter and (ii) annual payments in cash or Common Stock, or any combination thereof, for the next four years in accordance with the following schedule if the business acquired meets an EBITDA target of $300,000 for the first twelve-month period, and/or EBITDA targets that increase by $300,000 every twelve months thereafter: (A) 25% of that portion of the EBITDA that is between $1 and $100,000 greater than the relevant EBITDA target; (B) 35% of that portion of the EBITDA that is between $100,101 and $200,000 greater than the relevant EBITDA target and (C) 45% of that portion of the EBITDA that is between $200,101 and $300,000 greater than the relevant EBITDA target.  With respect to the earn-out payments referenced in (i) above only, a biannual payment that is not made with respect to one period may be made in a subsequent period if the relevant EBITDA target with respect to such subsequent period is met.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is attached as Exhibit 2.1 hereto.

Entry into Registration Rights Agreement

On June 2, 2010, effective as of June 1, 2010, concurrently with the entry into the Asset Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with On-Site, pursuant to which On-Site was granted certain piggyback registration rights with respect to the Common Stock to be issued in connection with the Asset Purchase Agreement.  The Registration Rights Agreement contains certain indemnification provisions for the benefit of the Company and On-Site and other customary provisions.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 10.1 hereto.

Item 2.01.            Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.            Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.            Other Events.

On June 2, 2010, the Company issued a press release announcing the entry into the Asset Purchase Agreement.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.  To be filed by amendment.  Pursuant to Item 9.01 of Form 8-K, the Company hereby undertakes to file financial statements in response to this item in an amendment to the Current Report on Form 8-K not later than 71 calendar days after the date that this Form 8-K must be filed.

(b)         Pro Forma Financial Information.  To be filed by amendment.  Pursuant to Item 9.01 of Form 8-K, the Company hereby undertakes to file pro forma financial information in response to this item in an amendment to the Current Report on Form 8-K not later than 71 calendar days after the date that this Form 8-K must be filed.

(d)         Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, effective as of June 1, 2010, by and among On-Site Services, Inc., Thomas Bean, General Employment Enterprises, Inc. and Triad Personnel Services, Inc.*

10.1	Registration Rights Agreement, effective as of June 1, 2010, by and among General Employment Enterprises, Inc., Triad Personnel Services, Inc. and On-Site Services, Inc.

99.1	Press Release, dated June 2, 2010.

*           Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2010	GENERAL EMPLOYMENT ENTERPRISES, INC.

	By:	/s/ Salvatore J. Zizza
		Name:	Salvatore J. Zizza
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, effective as of June 1, 2010, by and among On-Site Services, Inc., Thomas Bean, General Employment Enterprises, Inc. and Triad Personnel Services, Inc.*

10.1	Registration Rights Agreement, effective as of June 1, 2010, by and among General Employment Enterprises, Inc., Triad Personnel Services, Inc. and On-Site Services, Inc.

99.1	Press Release, dated June 2, 2010.

*           Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.